ELFUN GOVERNMENT MONEY MARKET FUND

ELFUN TAX-EXEMPT INCOME FUND

ELFUN INCOME FUND

ELFUN DIVERSIFIED FUND

ELFUN INTERNATIONAL EQUITY FUND

ELFUN TRUSTS

(each a “Fund”, and collectively the “Funds”)

Supplement dated November 3, 2020 to the Statement of Additional Information (“SAI”),

dated April 30, 2020, as may be revised and/or supplemented from time to time

Effective immediately, the SAI is revised as follows:

•	The discussion under the heading “Money Market Instruments” in the “INVESTMENT STRATEGIES AND RISKS” section of the SAI is deleted in its entirety and replaced with the following:

Money Market Instruments. Money market instruments are short-term debt securities of the U.S. Government, banks, corporations and other entities with maturities of one year or less. The types of money market instruments in which each Fund may invest either directly or indirectly are as follows: (i) U.S. Government securities, (ii) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers, (iii) commercial paper and notes, including those with variable and floating rates of interest, (iv) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks, (v) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities, (vi) debt securities issued by foreign issuers and (vii) repurchase agreements.

Each Fund, other than the Money Market Fund, may also invest indirectly in money market instruments through investments in the State Street Institutional U.S. Government Money Market Fund (the “State Street Money Market Fund”), which generally would be used to invest a Fund’s cash balance, as well as the cash balances of other non-money market investment companies managed by the Adviser. The investment objective of the State Street Money Market Fund is to seek to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value (“NAV”). The State Street Money Market Fund seeks to achieve this objective by investing substantially all of its assets in obligations issued or guaranteed as to principal or interest, by the U.S. government or its agencies and instrumentalities, as well as repurchase agreements secured by such instruments.

•	The discussion under the heading “Supranational Agencies” in the “INVESTMENT STRATEGIES AND RISKS” section of the SAI is deleted in its entirety and replaced with the following:

Supranational Agencies. Certain Funds may invest in debt obligations of supranational agencies such as: the International Bank for Reconstruction and Development (commonly known as the World Bank), which was chartered to finance development projects in developing member countries; the EU, which is a twenty-eight-nation organization engaged in cooperative economic activities; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supranational agencies are not supported, directly or indirectly, by the U.S. Government.

•	The discussion under the heading “Participation Interests” in the “INVESTMENT STRATEGIES AND RISKS” section of the SAI is deleted in its entirety and replaced with the following:

Participation Interests. Certain Funds may purchase from financial institutions participation interests in certain Municipal Obligations. A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, or has been given a rating below one that is otherwise permissible for purchase by a Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund’s Board has determined meets certain quality standards, or the payment obligation otherwise will be collateralized by U.S. Government securities. A Fund will have the right, with respect to certain participation interests, to demand payment, on a specified number of days’ notice, for all or any part of the Fund’s participation interest in the Municipal Obligation, plus accrued interest. The Funds intend to exercise their right to demand payment only upon a default under the terms of the Municipal Obligation, or to maintain or improve the quality of their investment portfolios.

•	The discussion under the heading “Zero Coupon Obligations” in the “INVESTMENT STRATEGIES AND RISKS” section of the SAI is deleted in its entirety and replaced with the following:

Zero Coupon Obligations. Certain Funds may invest in zero coupon obligations. Zero coupon obligations generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although each of these Funds will receive no payments on its zero coupon obligations prior to their maturity or disposition, each Fund will be required for federal income tax purposes generally to include in its dividends each year an amount equal to the annual income that accrues on its zero-coupon obligations. Such dividends will be paid from the cash assets of the Fund, from borrowings or by sale of portfolio securities including, if necessary, at a time that the Fund otherwise would not have done so. To the extent these Funds are required to sell thinly traded securities, the Funds may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by these Funds to pay distributions, each of those Funds will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

Zero coupon obligations are generally divided into two categories: “Pure Zero Obligations,” which are those that pay no interest for their entire life, and “Zero/Fixed Obligations,” which pay no interest for some initial period and thereafter pay interest currently. In the case of a Pure Zero Obligation, the failure to pay interest currently may result from the obligation’s having no stated interest rate, in which case the obligation pays only principal at maturity and is sold at a discount from its stated principal. A Pure Zero Obligation may, in the alternative, provide for a stated interest rate, but provide that no interest is payable until maturity, in which case accrued, unpaid interest on the obligation may be capitalized as incremental principal. The value to the investor of a zero coupon obligation consists of the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the life or payment deferral period of the obligation.

•	The discussion under the heading “Mortgage Dollar Rolls” in the “INVESTMENT STRATEGIES AND RISKS” section of the SAI is deleted in its entirety and replaced with the following:

Mortgage Dollar Rolls. Certain Funds may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. A Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any proceeds received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the portfolio manager’s ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

For financial reporting and tax purposes, each of these Funds proposes to treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

•	The section entitled “INVESTMENT RESTRICTIONS” of the SAI is deleted in its entirety and replaced with the following:

INVESTMENT RESTRICTIONS

The Funds are subject to certain fundamental and non-fundamental investment policies and limitations. Under the 1940 Act, fundamental investment policies and limitations may not be changed without the approval of the holders of a majority of the outstanding voting Shares of the Funds affected by such change. Non-fundamental policies may be changed by a majority vote of the Fund’s Board at any time.

Fundamental Investment Restrictions for the International Equity Fund and the Elfun Trusts

1.

Investment in the Securities of any one Issuer. (a) Neither Fund may invest more than 5% of its total assets in the securities (other than U.S. Government securities and, in the case of the International Equity Fund, other than securities issued or guaranteed by a foreign country or its instrumentalities) of a single issuer. (b) The Elfun Trusts may not purchase more than 10%, and the International Equity Fund may not purchase more than 15%, of the outstanding securities of any class of issuer, treating all debt securities of an issuer as a single class for purposes of this restriction. (c) Neither Fund may purchase more than 10% of the outstanding voting securities of any one issuer. Securities of a foreign government will be treated as a single issuer for purposes of this restriction.

2.

Investment in a Particular Industry. Neither Fund may invest more than 25% of the value of its total assets in the securities of issuers in any one industry. For purposes of this restriction, the term industry will be deemed to include the government of any country other than the United States, but not the U.S. Government. Each foreign country’s banks are regarded as a separate industry.

3.

Borrowing. The Funds may not borrow money, except that each Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed, in the case of the International Equity Fund, 20% of the value of the Fund’s total assets. The Funds can borrow money from banks with minimum assets of one billion dollars as long as, immediately after the borrowing, asset coverage of 300% exists. Whenever borrowings (including reverse repurchase agreements) of 5% or more of the International Equity Fund’s total assets are outstanding, the Fund will not make any additional investments.

4.

Lending. Neither Fund may lend its assets or money to other persons, except through (a) lending its portfolio securities in an amount not to exceed 30% of each Fund’s net assets taken at market value; (b) in the case of the International Equity Fund, the purchase of obligations of persons not in control of, or under common control with, the Fund (including obligations of restricted securities); and (c) in the case of Elfun Trusts, trading in financial futures contracts, options on financial futures contracts, securities indexes and securities.

5.

Purchase Securities on Margin; Short Sales. Neither Fund may purchase securities on margin or make short sales, except that the International Equity Fund may join with other investment companies or client accounts managed by SSGA FM in the purchase or sale of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, options on securities indexes and options on currencies will not be deemed to be a purchase of securities on margin by a Fund.

6.

Participation in the Underwriting of Securities. Neither Fund may participate in the underwriting of securities or joint trading accounts, except to the extent that the sale of portfolio securities in accordance with the Fund’s investment objective, policies and limitations may be deemed to be an underwriting.

7.

Real Estate. Neither Fund may purchase or sell real estate and the Elfun Trusts may not invest in real estate limited partnership interests, except that each Fund may (a) engage in the purchase or sale of real estate as necessary to provide it with an office for the transaction of business, (b) invest in the securities of real estate investment trusts or in the securities of companies that invest or deal in real estate, mortgages or interests in real estate or mortgages and (c) invest in securities secured by real estate.

8.

Commodities. Neither Fund may purchase or sell commodities or commodities contracts, except that each Fund may invest in futures contracts and related options and other similar contracts (including, in the case of the International Equity Fund, foreign currency forward, futures and options contracts) as described in this Statement of Additional Information and in the Prospectus.

9.

Restricted Securities and Illiquid Investments. Neither Fund may purchase securities which are illiquid or restricted (as those terms are described below and in the Prospectus), if more than 10% of the net assets of the Fund would be invested in any combination of these securities. For purposes of this restriction, illiquid investments are securities that cannot be disposed of by a Fund within seven days in the ordinary course of business at approximately the amount which the Fund has valued the securities; restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, that have been determined to be liquid by the Fund’s Board of Trustees based upon the trading markets for the securities.

10.

Other Investment Companies. (a) Neither Fund may invest in the securities of other investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results, other than the customary broker’s commission. (b) Neither Fund may invest in the securities of closed-end investment companies if the Fund would own more than 3% of the total outstanding voting stock of the company or more than 5% of the value of the Fund’s total assets would be invested in the securities of any one investment company or the aggregate investment by the Fund in all investment companies would have a value in excess of 10% of the Fund’s total assets. The limitations described above do not apply if the investment is part of a plan of merger, consolidation, reorganization or acquisition.

11.

Options, Straddles and Spreads. The International Equity Fund may not purchase or sell put options, call options, straddles, spreads or combinations of put options, call options, straddles and spreads, except as described in this Statement of Additional Information and the Prospectus.

12.

Affiliate Ownership. The Elfun Trusts may not purchase or retain securities of any company if, to the knowledge of the Adviser or the Fund’s Trustees, officers or Trustees of the Fund or officers and directors of the Adviser individually own more than 1/2 of 1% of the outstanding securities of the company and together they beneficially own more than 5% of the securities.

Notes to Fundamental Investment Restrictions for the International Equity Fund and the Elfun Trusts

The percentage limitations in the restrictions listed above apply at the time of purchases of securities and a later increase or decrease in percentage resulting from a change in value of net assets, outstanding securities, or in any ratings, will not be deemed to result in a violation of the restriction. For purposes of fundamental investment restriction number 2, the Funds may use the industry classifications reflected by the Directory of Companies Required to File Annual Reports with the SEC, Bloomberg Inc. and the S&P 500® Index. In addition, each Fund may select its own industry classifications, provided such classifications are reasonable.

Non-Fundamental Investment Restrictions for the International Equity Fund and the Elfun Trusts

The International Equity Fund and the Elfun Trusts have adopted the following additional investment restrictions applicable (except as noted) to both Funds. These are not fundamental and may be changed by the Fund’s Board without shareholder approval.

1.

Real Estate. In connection with the fundamental restriction prohibiting the International Equity Fund from investing in real estate, the International Equity Fund may not invest in real estate limited partnerships.

2.

Senior Securities. Neither Fund may issue senior securities, except as otherwise permitted by its fundamental policies or by applicable law. (Each Fund hereby undertakes to seek shareholder approval of this policy as a fundamental policy as part of the next shareholder meeting of the Fund, when and if such shareholder meeting occurs).

Notes to Non-Fundamental Investment Restrictions for the International Equity Fund and the Elfun Trusts

The percentage limitations in the restrictions listed above apply at the time of purchases of securities and a later increase or decrease in percentage resulting from a change in value of net assets, outstanding securities, or in any ratings, will not be deemed to result in a violation of the restriction.

Fundamental Investment Restrictions for the Money Market Fund, the Tax-Exempt Fund and the Income Fund

1.

Investment in the Securities of any one Issuer. Each Fund shall invest at least 75% of its total assets in some combination of the following: (a) cash and cash items, (b) U.S. Government securities (as defined in the 1940 Act), (c) securities of other investment companies, and (d) other securities. With regard to (d), other securities (acquired pursuant to this policy) are limited as to any single issuer to an amount not greater than 5% of a Fund’s total assets and not more than 10% of the outstanding voting securities of any such issuer, or as otherwise permitted by applicable law.

2.

Investment in a Particular Industry. No Fund will make investments that will result in the concentration (as that term is used in the 1940 Act) of its assets in securities of issuers in any one industry. For purposes of this restriction, supranational organizations are collectively considered to be members of a single “industry.”

3.

For the Money Market Fund only: Securities issued by domestic banks or by structured investment vehicles are not considered to be part of any industry, except to the extent the assets held by the structured investment vehicle (on a look-through basis) constitute the same industry.

4.

Borrowing. No Fund may borrow money, except that a Fund may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) borrow amounts equal to an additional 5% of its total assets for temporary purposes, (c) invest in permitted leveraged investments, (d) engage in transactions in mortgage dollar rolls and other similar transactions, and (e) engage in other transactions that may entail borrowing or otherwise borrow money to the extent permitted by applicable law.

5.

Lending. No Fund may lend its assets or money to other persons, except (a) by purchasing debt obligations (including privately placed debt obligations), (b) by lending cash or securities as permitted by applicable law, (c) by entering into repurchase agreements, (d) by investing in permitted leveraged investments, or (e) as otherwise permitted by applicable law.

6.

Participation in the Underwriting of Securities. No Fund may participate in the underwriting of securities or joint trading accounts, except to the extent that the sale of portfolio securities in accordance with the Fund’s investment objective, policies and limitations may be deemed to be an underwriting, and except that the Income Fund and the Tax-Exempt Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the 1933 Act.

7.	Real Estate. Each Fund may purchase or sell real estate, or direct or indirect interests in real estate, subject to other investment policies and applicable law.

8.	Commodities. Each Fund may purchase or sell commodities or commodity contracts, subject to other investment policies and applicable law.

9.	Senior Securities. No Fund may issue senior securities, except as otherwise permitted by its fundamental policy on borrowing or by applicable law.

Notes to Fundamental Investment Restrictions for the Money Market Fund, the Tax-Exempt Fund and the

Income Fund

The percentage limitations in the restrictions listed above apply at the time of purchases of securities and a later increase or decrease in percentage resulting from a change in value of net assets, outstanding securities, or in any ratings, will not be deemed to result in a violation of the restriction. For purposes of fundamental investment restriction number 2, the Funds may use the industry classifications reflected by the Directory of Companies Required to File Annual Reports with the SEC, Bloomberg Inc. and the S&P 500® Index. In addition, each Fund may select its own industry classifications, provided such classifications are reasonable.

Non-Fundamental Investment Restriction for the Tax-Exempt Fund

The Tax-Exempt Fund has adopted the following additional investment restriction. This is not fundamental and may be changed by the Fund’s Board without shareholder approval.

Investment in a Particular Industry. The Tax-Exempt Fund will not exclude domestic bank obligations in determining the amount of its assets which may be invested in a particular industry.

For purposes of this non-fundamental investment restriction, the Tax-Exempt Fund may use the industry classifications reflected by the Directory of Companies Required to File Annual Reports with the SEC, Bloomberg Inc. and the S&P 500® Index. In addition, the Tax-Exempt Fund may select its own industry classifications, provided such classifications are reasonable.

Fundamental Investment Restrictions for the Diversified Fund

1.

Investments in the Securities of any one Issuer. (a) The Fund may not invest more than 5% of its total assets in the securities (other than Government Securities) of a single issuer, except that up to 25% of the value of the total assets of the Fund may be invested without regard to this limitation. (b) The Fund may not purchase more than 10% of the outstanding securities of any class of issuer, treating all debt securities of an issuer as a single class for purposes of this restriction. (c) The Fund may not purchase more than 10% of the outstanding voting securities of any one issuer.

2.

Investment in a Particular Industry. The Fund may not invest more than 25% of the value of its total assets in the securities of issuers in any one industry. For purposes of this restriction, the term industry will be deemed to include the government of any country other than the United States, but not the U.S. Government. However, each foreign country’s banks are regarded as a separate industry.

3.

Borrowing. The Fund may not borrow money, except that it may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) purchase securities on margin to the extent permitted by applicable law, (e) engage in transactions in dollar rolls and other similar transactions, and (f) as otherwise permitted by applicable law.

4.

Lending. The Fund may not lend its assets or money to other persons, except (a) by purchasing debt obligations (including privately placed debt obligations), (b) by lending cash or securities as permitted by applicable law, (c) by entering into repurchase agreements, (d) by investing in futures contracts on securities and securities indices and options on such futures contracts, and (e) as otherwise permitted by applicable law.

5.	Senior Securities. The Fund may not issue senior securities, except as otherwise permitted by its fundamental policy on borrowing or by applicable law.

6.

Participation in the Underwriting of Securities. The Fund may not participate in the underwriting of securities or joint trading accounts, except to the extent that the sale of portfolio securities in accordance with the Fund’s investment objective, policies and limitations may be deemed to be an underwriting.

7.

Real Estate. The Fund may not purchase or sell real estate, except (1) that the Fund may: (a) invest in mortgage-related securities and securities secured by real estate, mortgages, or interests in real estate or mortgages, (b) purchase securities of issuers that invest or deal in real estate, mortgages or interests in real estate or mortgages (e.g., real estate investment trusts), (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business, (d) acquire real estate or interests in real estate securing an issuer’s obligations, and (e) invest in real estate limited partnerships; and (2) as otherwise permitted by applicable law.

8.	Commodities. The Fund may not purchase or sell commodities or commodities contracts, except as otherwise permitted by law.

Notes to Fundamental Investment Restrictions for the Diversified Fund

The percentage limitations in the restrictions listed above apply at the time of purchases of securities and a later increase or decrease in percentage resulting from a change in value of net assets, outstanding securities, or in any ratings, will not be deemed to result in a violation of the restriction. For purposes of fundamental investment restriction number 2, the Diversified Fund may use the industry classifications reflected by the Directory of Companies Required to File Annual Reports with the SEC, Bloomberg Inc. and the S&P 500® Index. In addition, the Diversified Fund may select its own industry classifications, provided such classifications are reasonable.

•	The following discussion is added to the “INVESTMENT Restrictions” section of the SAI:

Names Rule Policy

To the extent a Fund is subject to Rule 35d-1 under the 1940 Act, the Fund has an investment policy, described in the Fund’s prospectus, to, under normal circumstances, invest at least 80% of its assets in the particular types of investments suggested by the Fund’s name (a “Name Policy”). “Assets” for the purposes of a Name Policy are net assets plus the amount of any borrowings for investment purposes. The percentage limitation applies at the time of purchase of an investment. A Fund’s Name Policy may be changed by the Board of Trustees without shareholder approval. However, to the extent required by SEC regulations, shareholders will be provided with at least sixty (60) days’ notice prior to any change in a Fund’s Name Policy.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

11032020SUP1